UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5912

MFS SPECIAL VALUE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Special Value Trust

10/31/09

MFV-ANN

Managed Distribution Policy Disclosure

The MFS Special Value Trust’s (the fund) Board of Trustees has adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 10% of the fund’s average monthly net asset value. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. In accordance with the amounts and sources of distributions reported in the notice to shareholders - the sources of distributions are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

MFS® Special Value Trust

New York Stock Exchange Symbol: MFV

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
Mirant Americas Generation LLC, 8.5%, 2021	1.5%
Apache Corp.	1.0%
Medtronic, Inc.	1.0%
Procter & Gamble	1.0%
GMAC LLC, 6.875%, 2011	0.9%
PNC Financial Services Group	0.9%
Goldman Sachs Group, Inc.	0.9%
CVS Caremark Corp.	0.9%
Noble Energy, Inc.	0.9%
Ford Motor Credit Company, 12.0%, 2015	0.9%

Credit quality of bonds (r)
AAA	2.9%
A	0.4%
BBB	3.0%
BB	15.7%
B	38.1%
CCC	29.7%
CC	3.0%
C	0.7%
D	3.0%
Not Rated	3.5%

Portfolio facts
Average Duration (d)(i)	3.6
Average Effective Maturity (i)(m)	5.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B
Average Credit Quality of Rated Securities (short-term) (a)(c)	A-1

Portfolio Composition – continued

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(c)	Includes holding in the MFS Institutional Money Market Portfolio which is not rated by a public rating agency. The average credit quality of rated securities (short-term) is based upon a market weighted average of the underlying holdings within the MFS Institutional Money Market Portfolio that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 10/31/09.

Percentages are based on net assets as of 10/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Special Value Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in fixed income and equity securities.

For the twelve months ended October 31, 2009, the MFS Special Value Trust provided a total return of 40.08%, at net asset value. This compares with a return of 48.10% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index (the “High-Yield Index”). The fund’s other benchmarks, the Russell 1000 Value Index (the “Value Index”), and the Special Value Trust Blended Index (the “Blended Index”), generated returns of 4.78%, and 31.55%, respectively. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the very early stages of the period, a series of tumultuous financial events hammered markets. As a result of this turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury

Management Review – continued

designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Globally, policy makers increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions, such as the establishment of swap lines between the Federal Reserve and a number of other central banks, as well as a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there were broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Within the fixed income portion of the fund, credit quality, particularly a lesser exposure to “BB” and “CCC” rated (s) securities, held back performance relative to the High-Yield Index. The fund’s lesser exposure to corporate bonds in the industrial sector also detracted from relative results. Holdings of individual debt securities that hurt relative returns included Young Broadcasting, Charter Communications, NRG Energy, Continental Airlines, Bank of America, and Trump Entertainment.

Within the equity portion of the fund, stock selection in the utilities and communications sector hurt performance relative to the Value Index. Holdings of natural gas producer Dynegy (g) were among the fund’s top detractors. An overweighted position in power generation company NRG Energy also hindered performance as this stock underperformed the Value Index.

An underweighted position in the technology sector held back performance relative to the Value Index. No individual securities within this sector were among the fund’s top detractors for the reporting period.

Stocks in other sectors that dampened results included Spanish radio station operator Spanish Broadcasting Systems (aa), biotechnology firm Amgen (g), entertainment company MGM Mirage (g), and integrated energy company Chevron (g). The timing of our transactions in investment banking firm Goldman Sachs also hurt relative returns. The fund purchased this security toward the end of the reporting period, missing out on the stock’s earlier price increases.

Management Review – continued

Contributors to Performance

Within the fixed income portion of the fund, the return from yield, which was greater than that of the High-Yield Index, was a key contributor to performance. A greater exposure to “B” rated securities also helped relative performance. Top contributing securities to the fund’s relative returns included the debt of Nuveen Investments, Spanish television network Univision, Ford Motor Credit Company, flash memory products company Spansion, Allison Transmission, packaging company Jefferson Smurfit, and General Motors Acceptance Corp. (GMAC).

Within the equity portion of the fund, stock selection and an overweighted position in the autos and housing sector boosted performance relative to the Value Index. Holdings of home improvement products maker Masco Corp (g) and home builder D.R. Horton (g) benefited results as both stocks significantly outperformed the Value Index over the reporting period.

Stock selection in the financial services sector was another positive factor for relative performance. The timing of our ownership in shares of Bank of America, and not holding poor-performing Citigroup, aided relative results.

Stock selection and an underweighted position in the consumer staples sector bolstered returns relative to the Value Index. Purchasing shares of household products maker Procter & Gamble (g) in the last quarter of the reporting period helped performance as we were able to avoid the stock’s price decline earlier in the reporting period.

Elsewhere, holdings of casino operator Pinnacle Entertainment (aa)(g), cable TV service provider Cablevision (g), and package manufacturer Owens-Illinois (g) were among the fund’s top contributors. Not holding poor-performing diversified industrial conglomerate General Electric, and the timing of our ownership in shares of integrated oil and gas company Exxon Mobil were both additional positive factors for relative results.

Respectfully,

John Addeo	David Cole	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective September 17, 2009, Brooks Taylor became a co-manager of the fund.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/09

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Special Value Trust Year Ended 10/31/09
	Date		Price
Net Asset Value	10/31/09		$6.71
	10/31/08		$5.36
New York Stock Exchange Price	10/31/09		$6.23
	9/28/09	(high) (t)	$6.39
	11/20/08	(low) (t)	$3.10
	10/31/08		$4.75

Total Returns vs Benchmarks

Year Ended 10/31/09

MFS Special Value Trust at

New York Stock Exchange Price (r)	46.76%

Net Asset Value (r)	40.08%

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	48.10%

Special Value Trust Blended Index (f)(x)	31.55%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2008 through October 31, 2009.

(x)	Special Value Trust Blended Index is at a point in time and allocations during the period can change. As of October 31, 2009 the blended index was comprised of 57.50% Barclays Capital U.S. High-Yield Corporate Bond Index, 35% Russell 1000 Value Index, and 7.50% JPMorgan Emerging Market Bond Index Global.

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of

Performance Summary – continued

non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. This index generated a total return of 39.64% for the year ended October 31, 2009.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. This index generated a total return of 4.78% for the year ended October 31, 2009.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income. In addition, distributions of current year long-term gains may be recharacterized as ordinary income. Returns of shareholder capital have the effect of reducing the fund’s assets and may increase the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 10% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average daily net assets.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests the fund’s assets primarily in debt instruments.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, debt instruments of issuers located in emerging market countries, and/or equity securities. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

The fund seeks to make a monthly distribution at an annual fixed rate of up to 10% of the fund’s average monthly net asset value.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

If approved by the fund’s Board of Trustees, the fund may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

Stock markets are volatile and can decline due to adverse issuer, market, industry, political, regulatory or economic conditions. The value of the portfolio’s equity investments will fluctuate in response to many factors including company specific factors as well as general market, economic, political and regulatory conditions. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicators in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio manager of the Fund since 2002.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004. Portfolio manager of the Fund since 2006.

Brooks Taylor	—	Investment Officer of MFS; employed in the investment management area of MFS since 1996. Portfolio manager of the Fund since 2009.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer

Dividend Reinvestment and Cash Purchase Plan – continued

Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

The following changes in the Plan took effect on September 1, 2009:

•

When dividend reinvestment is being made through purchases in the open market, such purchases will be made on or shortly after the payment date for such distribution (except where temporary limits on purchases are legally required) and in no event more than 15 days thereafter (instead of 45 days as previously specified).

•

In an instance where the Plan Agent either cannot invest the full amount of the distribution through open market purchases or the fund’s shares are no longer selling at a discount to the current net asset value per share, the fund will supplementally issue additional shares at the greater of net asset value per share or 95% of the current market value price per share calculated on the date that such request is made (instead of the distribution date net asset value as previously specified). This price may be greater or lesser than the fund’s net asset value per share on the distribution payment date.

PORTFOLIO OF INVESTMENTS

10/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 67.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.7%
Bombardier, Inc., 6.3%, 2014 (n)	$100,000	$98,000
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	253,000	196,708
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	45,000	44,648

		$339,356
Airlines - 1.1%
American Airlines Pass-Through Trust, 6.817%, 2011	$155,000	$148,025
American Airlines Pass-Through Trust, 10.375%, 2019	70,000	77,525
Continental Airlines, Inc., 7.339%, 2014	322,000	289,800

		$515,350
Apparel Manufacturers - 0.2%
Levi Strauss & Co., 9.75%, 2015	$80,000	$83,600
Propex Fabrics, Inc., 10%, 2012 (d)	395,000	202

		$83,802
Asset Backed & Securitized - 3.6%
Anthracite Ltd., CDO, 6%, 2037 (z)	$450,000	$31,500
Banc of America Commercial Mortgage, Inc., 5.772%, 2051	332,318	249,223
Banc of America Commercial Mortgage, Inc., FRN, 6.002%, 2051	77,897	60,671
Banc of America Commercial Mortgage, Inc., FRN, 6.209%, 2051 (z)	328,951	83,330
Citigroup Commercial Mortgage Trust, FRN, 5.699%, 2049	220,000	52,241
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	72,952	52,884
Falcon Franchise Loan LLC, FRN, 3.895%, 2025 (i)(z)	412,941	30,392
JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, 2047	157,602	111,363
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	142,189	52,034
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	217,049	74,541
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	595,809	172,491
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	95,000	32,146
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	95,000	31,818
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049	249,789	196,895
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	64,000	45,309

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	$145,000	$122,058
Morgan Stanley Capital I, Inc., FRN, 1.26%, 2039 (i)(z)	617,036	18,511
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(e)(z)	225,000	23
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(e)(z)	300,000	30
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(e)(z)	187,000	19
Wachovia Bank Commercial Mortgage Trust, FRN, 5.692%, 2047	142,497	25,336
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047	89,972	14,612
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051	251,812	169,810

		$1,627,237
Automotive - 2.4%
Allison Transmission, Inc., 11%, 2015 (n)	$290,000	$295,800
Ford Motor Credit Co. LLC, 9.75%, 2010	285,000	292,162
Ford Motor Credit Co. LLC, 12%, 2015	335,000	377,267
Goodyear Tire & Rubber Co., 10.5%, 2016	105,000	113,663

		$1,078,892
Broadcasting - 4.6%
Allbritton Communications Co., 7.75%, 2012	$320,000	$302,400
Bonten Media Acquisition Co., 9.75%, 2015 (p)(z)	173,043	55,341
CanWest MediaWorks LP, 9.25%, 2015 (d)(n)	130,000	26,000
Clear Channel Communications, Inc., 10.75%, 2016	70,000	37,800
Intelsat Jackson Holdings Ltd., 9.5%, 2016	260,000	273,000
Lamar Media Corp., 6.625%, 2015	185,000	176,675
LBI Media Holdings, Inc., 11%, 2013	425,000	268,281
LBI Media, Inc., 8.5%, 2017 (z)	90,000	63,113
LIN TV Corp., 6.5%, 2013	160,000	150,000
Local TV Finance LLC, 10%, 2015 (p)(z)	220,500	69,213
Newport Television LLC, 13%, 2017 (n)(p)	270,281	89,540
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)	209,424	140,265
Nexstar Broadcasting Group, Inc., 7%, 2014	69,000	46,403
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	55,000	54,175
Univision Communications, Inc., 12%, 2014 (n)	65,000	70,281
Univision Communications, Inc., 10.5%, 2015 (n)(p)	347,325	264,213
Young Broadcasting, Inc., 8.75%, 2014 (d)	405,000	4,050

		$2,090,750
Brokerage & Asset Managers - 0.6%
Janus Capital Group, Inc., 6.95%, 2017	$205,000	$194,873
Nuveen Investments, Inc., 10.5%, 2015 (n)	110,000	97,350

		$292,223

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Building - 2.3%
Associated Materials LLC, 9.875%, 2016 (z)	$15,000	$15,375
Associated Materials, Inc., 9.75%, 2012	75,000	76,500
Associated Materials, Inc., 11.25%, 2014	230,000	211,600
Building Materials Corp. of America, 7.75%, 2014	170,000	167,450
Nortek, Inc., 10%, 2013	160,000	162,000
Nortek, Inc., 8.5%, 2014 (d)	205,000	148,113
Owens Corning, 9%, 2019	90,000	97,640
Ply Gem Industries, Inc., 11.75%, 2013	165,000	154,688
USG Corp., 9.75%, 2014 (n)	10,000	10,500

		$1,043,866
Business Services - 2.0%
First Data Corp., 9.875%, 2015	$250,000	$230,625
First Data Corp., 11.25%, 2016	95,000	85,500
Iron Mountain, Inc., 6.625%, 2016	140,000	136,850
SunGard Data Systems, Inc., 9.125%, 2013	45,000	45,788
SunGard Data Systems, Inc., 10.25%, 2015	325,000	335,156
Terremark Worldwide, Inc., 12%, 2017 (n)	55,000	60,775

		$894,694
Cable TV - 2.7%
CCO Holdings LLC, 8.75%, 2013	$305,000	$307,340
Charter Communications, Inc., 10.375%, 2014 (n)	105,000	106,838
Charter Communications, Inc., 12.875%, 2014 (n)	70,000	77,350
CSC Holdings, Inc., 8.5%, 2014 (n)	50,000	52,813
CSC Holdings, Inc., 8.5%, 2015 (n)	165,000	174,281
Mediacom LLC, 9.125%, 2019 (n)	65,000	67,113
Videotron LTEE, 6.875%, 2014	45,000	45,000
Virgin Media Finance PLC, 9.125%, 2016	303,000	312,090
Virgin Media Finance PLC, 9.5%, 2016	100,000	105,750

		$1,248,575
Chemicals - 1.5%
Huntsman International LLC, 5.5%, 2016 (n)	$75,000	$64,875
Lumena Resources Corp., 12%, 2014 (z)	250,000	230,000
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	163,000	170,335
Momentive Performance Materials, Inc., 11.5%, 2016	92,000	69,000
Nalco Co., 8.875%, 2013	95,000	97,850
NOVA Chemicals Corp., 8.375%, 2016 (n)	45,000	45,225

		$677,285
Construction - 0.1%
Lennar Corp., 12.25%, 2017	$60,000	$72,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - 0.4%
ACCO Brands Corp., 10.625%, 2015 (n)	$15,000	$16,050
ACCO Brands Corp., 7.625%, 2015	60,000	54,300
Visant Holding Corp., 8.75%, 2013	95,000	97,138

		$167,488
Consumer Services - 1.0%
KAR Holdings, Inc., 10%, 2015	$215,000	$220,375
KAR Holdings, Inc., FRN, 4.483%, 2014	75,000	68,813
Ticketmaster Entertainment, Inc., 10.75%, 2016	180,000	185,400

		$474,588
Containers - 0.7%
Graham Packaging Holdings Co., 9.875%, 2014	$305,000	$311,100

Electronics - 0.5%
Avago Technologies Ltd., 11.875%, 2015	$105,000	$114,975
Freescale Semiconductor, Inc., 8.875%, 2014	165,000	134,063

		$249,038
Emerging Market Quasi-Sovereign - 0.5%
OAO Gazprom, 9.625%, 2013	$60,000	$66,300
Petroleos de Venezuela S.A., 5.25%, 2017	250,000	146,500

		$212,800
Emerging Market Sovereign - 0.3%
Republic of Argentina, 7%, 2011	$167,000	$153,974

Energy - Independent - 4.4%
Berry Petroleum Co., 10.25%, 2014	$85,000	$90,950
Chaparral Energy, Inc., 8.875%, 2017	165,000	144,788
Chesapeake Energy Corp., 9.5%, 2015	45,000	48,713
Forest Oil Corp., 8.5%, 2014 (n)	110,000	111,650
Hilcorp Energy I LP, 9%, 2016 (n)	160,000	160,000
McMoRan Exploration Co., 11.875%, 2014	160,000	161,200
Newfield Exploration Co., 6.625%, 2016	50,000	49,250
OPTI Canada, Inc., 8.25%, 2014	140,000	109,900
Penn Virginia Corp., 10.375%, 2016	160,000	172,000
Petrohawk Energy Corp., 10.5%, 2014	60,000	65,400
Pioneer Natural Resource Co., 6.875%, 2018	105,000	100,412
Quicksilver Resources, Inc., 8.25%, 2015	160,000	156,400
Quicksilver Resources, Inc., 7.125%, 2016	120,000	107,700
Range Resources Corp., 8%, 2019	145,000	150,438
SandRidge Energy, Inc., 9.875%, 2016 (n)	40,000	42,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
SandRidge Energy, Inc., 8%, 2018 (n)	$235,000	$232,650
Southwestern Energy Co., 7.5%, 2018	105,000	107,888

		$2,012,139
Energy - Integrated - 0.2%
CCL Finance Ltd., 9.5%, 2014 (n)	$105,000	$111,694

Entertainment - 1.0%
AMC Entertainment, Inc., 11%, 2016	$155,000	$162,750
AMC Entertainment, Inc., 8.75%, 2019	200,000	205,000
Cinemark USA, Inc., 8.625%, 2019 (n)	50,000	51,750
Universal City Development Partners Ltd., 8.875%, 2015 (z)	25,000	24,750

		$444,250
Financial Institutions - 1.6%
GMAC LLC, 6.875%, 2011 (n)	$438,000	$420,480
GMAC LLC, 7%, 2012 (n)	80,000	76,400
GMAC LLC, 6.75%, 2014 (n)	125,000	113,438
GMAC LLC, 8%, 2031 (n)	44,000	37,620
International Lease Finance Corp., 5.625%, 2013	130,000	98,751

		$746,689
Food & Beverages - 0.7%
ARAMARK Corp., 8.5%, 2015	$105,000	$106,050
Dean Foods Co., 7%, 2016	150,000	145,500
Pinnacle Foods Finance LLC, 9.25%, 2015	75,000	75,750

		$327,300
Forest & Paper Products - 2.4%
Abitibi-Consolidated, Inc., 7.4%, 2018 (d)	$130,000	$18,525
Cellu Tissue Holdings, Inc., 11.5%, 2014	175,000	191,625
Georgia-Pacific Corp., 7.125%, 2017 (n)	115,000	116,150
Georgia-Pacific Corp., 8%, 2024	75,000	75,750
Jefferson Smurfit Corp., 8.25%, 2012 (d)	335,000	257,950
JSG Funding PLC, 7.75%, 2015	30,000	27,600
Millar Western Forest Products Ltd., 7.75%, 2013	470,000	343,100
Smurfit-Stone Container Corp., 8%, 2017 (d)	61,000	46,970

		$1,077,670
Gaming & Lodging - 6.0%
American Casino & Entertainment, 11%, 2014 (n)	$75,000	$66,000
Ameristar Casinos, Inc., 9.25%, 2014 (n)	65,000	67,600
Boyd Gaming Corp., 6.75%, 2014	225,000	203,625

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Gaming & Lodging - continued
Firekeepers Development Authority, 13.875%, 2015 (n)		$190,000	$205,200
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		290,000	10,150
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		100,000	102,000
Harrah’s Operating Co., Inc., 10%, 2018 (n)		66,000	50,160
Harrah’s Operating Co., Inc., 10%, 2018 (n)		355,000	269,800
Host Hotels & Resorts, Inc., 7.125%, 2013		75,000	74,625
Host Hotels & Resorts, Inc., 6.75%, 2016		75,000	71,438
Host Hotels & Resorts, Inc., 9%, 2017 (n)		65,000	69,550
MGM Mirage, 6.75%, 2013		245,000	202,125
MGM Mirage, 10.375%, 2014 (n)		20,000	21,300
MGM Mirage, 7.5%, 2016		140,000	107,100
MGM Mirage, 11.125%, 2017 (n)		60,000	66,000
MTR Gaming Group, Inc., 9%, 2012		80,000	66,400
Newland International Properties Corp., 9.5%, 2014 (n)		156,000	137,280
Penn National Gaming, Inc., 8.75%, 2019 (n)		105,000	102,638
Pinnacle Entertainment, Inc., 7.5%, 2015		385,000	346,500
Royal Caribbean Cruises Ltd., 7%, 2013		95,000	91,675
Royal Caribbean Cruises Ltd., 11.875%, 2015		90,000	101,025
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012		40,000	41,600
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		55,000	52,938
Station Casinos, Inc., 6%, 2012 (d)		208,000	47,060
Station Casinos, Inc., 6.5%, 2014 (d)		345,000	13,800
Station Casinos, Inc., 6.875%, 2016 (d)		565,000	22,600
Station Casinos, Inc., 7.75%, 2016 (d)		72,000	17,460
Wyndham Worldwide Corp., 6%, 2016		150,000	136,554

			$2,764,203
Industrial - 0.8%
Baldor Electric Co., 8.625%, 2017		$105,000	$108,150
JohnsonDiversey, Inc., 9.625%, 2012	EUR	70,000	104,303
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$140,000	142,100

			$354,553
Insurance - 0.1%
ING Groep N.V., 5.775% to 2015, FRN to 2049		$80,000	$58,400

Insurance - Property & Casualty - 0.9%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		$125,000	$131,250
USI Holdings Corp., 9.75%, 2015 (z)		310,000	275,900

			$407,150
Machinery & Tools - 0.3%
Rental Service Corp., 9.5%, 2014		$135,000	$133,313

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 0.3%
Bank of America Corp., 8% to 2018, FRN to 2049	$160,000	$143,885

Medical & Health Technology & Services - 5.0%
Accellent, Inc., 10.5%, 2013	$180,000	$176,400
Biomet, Inc., 10%, 2017	65,000	70,281
Biomet, Inc., 11.625%, 2017	355,000	389,169
DaVita, Inc., 6.625%, 2013	71,000	69,935
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	120,000	132,000
HCA, Inc., 9%, 2014	320,000	322,445
HCA, Inc., 9.25%, 2016	115,000	120,175
HCA, Inc., 8.5%, 2019 (n)	100,000	106,000
Psychiatric Solutions, Inc., 7.75%, 2015	160,000	157,600
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	35,000	33,600
Surgical Care Affiliates, Inc., 10%, 2017 (n)	185,000	155,400
U.S. Oncology, Inc., 10.75%, 2014	165,000	172,425
Universal Hospital Services, Inc., 8.5%, 2015 (p)	185,000	183,150
Universal Hospital Services, Inc., FRN, 4.635%, 2015	35,000	29,400
VWR Funding, Inc., 11.25%, 2015 (p)	210,000	189,197

		$2,307,177
Metals & Mining - 0.6%
FMG Finance Ltd., 10.625%, 2016 (n)	$180,000	$197,550
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	90,000	96,750

		$294,300
Natural Gas - Distribution - 0.4%
Inergy LP, 6.875%, 2014	$215,000	$208,550

Natural Gas - Pipeline - 1.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$145,000	$117,088
Atlas Pipeline Partners LP, 8.75%, 2018	145,000	116,000
El Paso Corp., 8.25%, 2016	75,000	77,640
El Paso Corp., 7.25%, 2018	140,000	139,794
MarkWest Energy Partners LP, 6.875%, 2014 (n)	120,000	112,800
MarkWest Energy Partners LP, 8.75%, 2018	30,000	30,675

		$593,997
Network & Telecom - 2.1%
Cincinnati Bell, Inc., 8.375%, 2014	$280,000	$278,600
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	185,000	192,400
Qwest Communications International, Inc., 7.25%, 2011	140,000	140,000
Qwest Corp., 8.875%, 2012	60,000	63,150
Qwest Corp., 8.375%, 2016 (n)	60,000	61,950

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Windstream Corp., 8.625%, 2016	$200,000	$205,500

		$941,600
Oil Services - 0.2%
Basic Energy Services, Inc., 7.125%, 2016	$50,000	$41,500
Trico Shipping A.S., 11.875%, 2014 (n)	30,000	30,675

		$72,175
Oils - 0.3%
Holly Corp., 9.875%, 2017 (z)	$35,000	$36,225
Petroplus Holdings AG, 9.375%, 2019 (n)	100,000	100,250

		$136,475
Other Banks & Diversified Financials - 0.2%
CenterCredit International B.V., 8.625%, 2014	$100,000	$91,000

Precious Metals & Minerals - 0.8%
Teck Resources Ltd., 9.75%, 2014	$60,000	$67,350
Teck Resources Ltd., 10.25%, 2016	35,000	40,338
Teck Resources Ltd., 10.75%, 2019	205,000	238,825

		$346,513
Printing & Publishing - 1.5%
American Media Operations, Inc., 9%, 2013 (p)(z)	$21,676	$12,231
American Media Operations, Inc., 14%, 2013 (p)(z)	231,735	124,867
Dex Media West LLC, 9.875%, 2013 (d)	154,000	30,800
Idearc, Inc., 8%, 2016 (d)	218,000	10,900
Morris Publishing, 7%, 2013 (d)	220,000	61,600
Nielsen Finance LLC, 10%, 2014	190,000	195,700
Nielsen Finance LLC, 11.5%, 2016	95,000	100,938
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	141,000	122,141
Tribune Co., 5.25%, 2015 (d)	125,000	15,000

		$674,177
Railroad & Shipping - 0.2%
Kansas City Southern Railway, 8%, 2015	$75,000	$76,875

Real Estate - 0.3%
CB Richard Ellis Group, Inc., 11.625%, 2017 (n)	$120,000	$130,650

Retailers - 2.4%
Couche-Tard, Inc., 7.5%, 2013	$55,000	$55,481
Dollar General Corp., 11.875%, 2017 (p)	90,000	100,800

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Retailers - continued
General Nutrition Centers, Inc., FRN, 5.177%, 2014 (p)		$210,000	$186,900
Limited Brands, Inc., 5.25%, 2014		115,000	106,950
Macy’s Retail Holdings, Inc., 5.35%, 2012		50,000	49,063
Macy’s Retail Holdings, Inc., 5.75%, 2014		120,000	114,005
Neiman Marcus Group, Inc., 10.375%, 2015		80,000	70,400
Sally Beauty Holdings, Inc., 10.5%, 2016		230,000	243,800
Toys “R” Us, Inc., 10.75%, 2017 (n)		140,000	151,900

			$1,079,299
Specialty Chemicals - 0.4%
Ashland, Inc., 9.125%, 2017 (n)		$170,000	$183,600

Specialty Stores - 0.5%
Payless ShoeSource, Inc., 8.25%, 2013		$215,000	$213,388

Supermarkets - 0.2%
SUPERVALU, Inc., 8%, 2016		$80,000	$81,400

Telecommunications - Wireless - 2.4%
Cricket Communications, Inc., 7.75%, 2016 (n)		$95,000	$94,763
Crown Castle International Corp., 9%, 2015		80,000	84,400
Crown Castle International Corp., 7.75%, 2017 (n)		60,000	63,000
Crown Castle International Corp., 7.125%, 2019		160,000	157,600
Nextel Communications, Inc., 6.875%, 2013		125,000	115,625
NII Holdings, Inc., 10%, 2016 (n)		95,000	100,225
SBA Communications Corp., 8.25%, 2019 (n)		35,000	36,575
Sprint Nextel Corp., 8.375%, 2017		60,000	57,900
Sprint Nextel Corp., 8.75%, 2032		65,000	56,225
Wind Acquisition Finance S.A., 10.75%, 2015 (n)		300,000	324,000

			$1,090,313
Telephone Services - 0.3%
Frontier Communications Corp., 8.25%, 2014		$115,000	$117,875

Tobacco - 0.2%
Alliance One International, Inc., 10%, 2016 (n)		$90,000	$93,600

Transportation - Services - 1.2%
Commercial Barge Line Co., 12.5%, 2017 (n)		$110,000	$115,500
Eurocar Groupe S.A., FRN, 4.373%, 2013 (n)	EUR	140,000	171,006
Hertz Corp., 8.875%, 2014		$175,000	177,188
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)		105,000	106,575

			$570,269

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - 3.5%
AES Corp., 8%, 2017	$285,000	$286,425
Calpine Corp., 8%, 2016 (n)	125,000	126,875
Mirant Americas Generation LLC, 8.5%, 2021	750,000	667,500
NGC Corp. Capital Trust, 8.316%, 2027	275,000	151,250
Texas Competitive Electric Holdings LLC, 10.25%, 2015	515,000	365,650

		$1,597,700
Total Bonds (Identified Cost, $34,354,794)		$31,015,197

Floating Rate Loans (g)(r) - 3.9%
Aerospace - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 2.28%, 2014	$4,121	$3,235
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.26%, 2014	134,074	105,248

		$108,483
Automotive - 0.4%
Accuride Corp., Term Loan, 10%, 2013	$22,909	$22,701
Federal-Mogul Corp., Term Loan B, 2.18%, 2014	191,135	146,338
Mark IV Industries, Inc., Second Lien Term Loan, 9.86%, 2011 (d)	267,279	4,009

		$173,048
Broadcasting - 0.5%
Gray Television, Inc., Term Loan, 3.79%, 2014	$84,459	$71,896
Local TV Finance LLC, Term Loan B, 2.25%, 2013	11,579	9,253
Young Broadcasting, Inc., Incremental Term Loan, 4.75%, 2012 (d)	70,034	43,596
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	189,973	124,432

		$249,177
Building - 0.3%
Building Materials Holding Corp., Term Loan, 3%, 2014	$23,867	$21,918
Roofing Supply Group, Inc., Term Loan, 7.24%, 2013 (p)	142,856	129,999

		$151,917
Cable TV - 0.2%
Charter Communications Operating LLC, Term Loan, 6.25%, 2014	$106,262	$96,338

Gaming & Lodging - 0.5%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.54%, 2014	$450,000	$110,250
MGM Mirage, Term Loan B, 6%, 2011 (o)	105,963	95,278

		$205,528
Printing & Publishing - 0.3%
Tribune Co., Incremental Term Loan B, 5.25%, 2014 (d)	$292,517	$129,857

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Retailers - 0.1%
Toys “R” Us, Inc., Term Loan B, 4.49%, 2012	$55,680	$53,801

Specialty Chemicals - 0.5%
LyondellBasell, DIP Term Loan, 9.17%, 2009 (q)	$28,075	$29,114
LyondellBasell, DIP Term Loan B-3, 5.79%, 2014	28,034	26,480
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.74%, 2014 (o)	4,904	2,777
LyondellBasell, Dutch Tranche Term Loan, 3.74%, 2013 (o)	11,246	6,369
LyondellBasell, German Tranche Term Loan B-1, 3.99%, 2014 (o)	14,078	7,974
LyondellBasell, German Tranche Term Loan B-2, 3.99%, 2014 (o)	14,078	7,974
LyondellBasell, German Tranche Term Loan B-3, 3.99%, 2014 (o)	14,078	7,974
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.74%, 2014 (o)	18,389	10,415
LyondellBasell, U.S. Tranche Term Loan, 3.74%, 2014 (o)	35,037	19,844
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014 (o)	61,090	34,601
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014 (o)	61,090	34,601
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014 (o)	61,090	34,601

		$222,724
Specialty Stores - 0.3%
Michaels Stores, Inc., Term Loan, 2.51%, 2013	$168,607	$150,587

Utilities - Electric Power - 0.6%
Calpine Corp., DIP Term Loan, 3.17%, 2014	$94,188	$86,476
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.74%, 2014	218,678	167,441

		$253,917
Total Floating Rate Loans (Identified Cost, $2,345,200)		$1,795,377

Common Stocks - 23.7%
Aerospace - 0.8%
Lockheed Martin Corp.	5,320	$365,963

Automotive - 0.7%
Johnson Controls, Inc.	12,410	$296,847

Broadcasting - 0.7%
Omnicom Group, Inc.	9,260	$317,433

Brokerage & Asset Managers - 0.4%
Charles Schwab Corp.	9,690	$168,025

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.2%
3M Co.	3,540	$260,438
PPG Industries, Inc.	5,230	295,129

		$555,567
Computer Software - Systems - 0.8%
Hewlett-Packard Co.	7,280	$345,509

Consumer Products - 1.0%
Procter & Gamble Co.	7,580	$439,640

Electrical Equipment - 0.8%
Danaher Corp.	5,280	$360,254

Energy - Independent - 2.6%
Anadarko Petroleum Corp.	5,220	$318,055
Apache Corp.	5,090	479,071
Noble Energy, Inc.	6,080	399,030

		$1,196,156
Energy - Integrated - 0.8%
Exxon Mobil Corp.	4,820	$345,449

Food & Beverages - 1.4%
General Mills, Inc.	4,350	$286,752
PepsiCo, Inc.	6,170	373,594

		$660,346
Food & Drug Stores - 1.7%
CVS Caremark Corp.	11,360	$401,008
Kroger Co.	16,460	380,720

		$781,728
Gaming & Lodging - 0.2%
Royal Caribbean Cruises Ltd. (a)	5,180	$104,791

General Merchandise - 0.3%
Macy’s, Inc.	8,670	$152,332

Insurance - 1.4%
MetLife, Inc.	10,330	$351,530
Travelers Cos., Inc.	5,720	284,799

		$636,329

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.3%
Hasbro, Inc.	5,450	$148,622

Major Banks - 2.4%
Goldman Sachs Group, Inc.	2,380	$405,005
PNC Financial Services Group, Inc.	8,290	405,713
State Street Corp.	6,290	264,054

		$1,074,772
Medical Equipment - 1.5%
Becton, Dickinson & Co.	3,060	$209,182
Medtronic, Inc.	13,250	473,025

		$682,207
Metals & Mining - 0.2%
Nucor Corp.	2,440	$97,234

Network & Telecom - 0.4%
Nokia Corp., ADR	12,610	$159,012

Oil Services - 0.3%
Halliburton Co.	5,400	$157,734

Pharmaceuticals - 0.8%
Abbott Laboratories	7,510	$379,781

Printing & Publishing - 0.0%
American Media, Inc.	3,970	$5,320
Golden Books Family Entertainment, Inc. (a)	53,266	0
World Color Press, Inc. (a)	1,110	9,990

		$15,310
Telecommunications - Wireless - 0.8%
Vodafone Group PLC, ADR	16,380	$363,472

Telephone Services - 0.6%
Adelphia Business Solutions, Inc. (a)	40,000	$0
CenturyTel, Inc.	9,100	295,386

		$295,386
Trucking - 0.5%
United Parcel Service, Inc., “B”	4,080	$219,014

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 1.1%
NRG Energy, Inc. (a)	11,754	$270,224
Progress Energy, Inc.	5,940	222,928

		$493,152
Total Common Stocks (Identified Cost, $11,284,456)		$10,812,065

Preferred Stocks - 1.1%
Broadcasting - 0.2%
Spanish Broadcasting Systems, Inc., “B”, 10.75%	795	$82,672

Financial Institutions - 0.1%
GMAC, Inc., 7% (z)	93	$56,791

Major Banks - 0.8%
Bank of America Corp., 8.625%	15,100	$351,075
Total Preferred Stocks (Identified Cost, $1,218,285)		$490,538

Warrants - 0.0%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Printing & Publishing - 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	629	$2,573
World Color Press, Inc. (1 share for 1 warrant) (a)	$16.30	8/26/09	629	1,837
Total Warrants (Identified Cost, $20,640)				$4,410

Money Market Funds (v) - 0.9%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value			400,012	$400,012
Total Investments (Identified Cost, $49,623,387)				$44,517,599

Other Assets, Less Liabilities - 2.5%				1,128,158
Net Assets - 100.0%				$45,645,757

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	The rate shown represents a current effective yield, not a coupon rate.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,514,306, representing 16.5% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/29/09-4/15/09	$14,522	$12,231
American Media Operations, Inc., 14%, 2013	1/29/09-4/15/09	135,208	124,867
Anthracite Ltd., CDO, 6%, 2037	5/14/02	389,001	31,500
Associated Materials LLC, 9.875%, 2016	10/29/09	14,814	15,375
Banc of America Commercial Mortgage, Inc., FRN, 6.397%, 2051	6/19/08	242,070	83,330
Bonten Media Acquisition Co., 9.75%, 2015	5/22/07-5/15/09	173,494	55,341
Falcon Franchise Loan LLC, FRN, 3.895%, 2025	1/29/03	45,338	30,392
GMAC, Inc., 7% (Preferred Stock)	12/26/08	71,610	56,791
Holly Corp., 9.875%, 2017	10/21/09	35,525	36,225
LBI Media, Inc., 8.5%, 2017	7/18/07	88,515	63,113
Local TV Finance LLC, 10%, 2015	11/09/07-6/01/09	213,664	69,213
Lumena Resources Corp., 12%, 2014	10/27/09	243,755	230,000
Morgan Stanley Capital I, Inc., FRN, 1.26%, 2039	7/20/04	17,618	18,511
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	104,197	106,575
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	236,250	23
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04	300,000	30
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	187,000	19
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	296,883	275,900
Universal City Development Partners Ltd., 8.875%, 2015	10/27/09	$24,714	24,750
Total Restricted Securities			$1,234,186
% of Net Assets			2.7%

Portfolio of Investments – continued

Derivative Contracts at 10/31/09

Forward Foreign Currency Exchange Contracts at 10/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	UBS AG	298,082	12/16/09	$438,073	$438,620	$547

Liability Derivatives
SELL	EUR	UBS AG	393,497	12/16/09	$575,421	$579,021	$(3,600)

At October 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $49,223,375)	$44,117,587
Underlying funds, at cost and value	400,012
Total investments, at value (identified cost, $49,623,387)		$44,517,599
Cash	$290,153
Receivables for
Forward foreign currency exchange contracts	547
Investments sold	1,085,483
Interest and dividends	874,175
Other assets	11,447
Total assets		$46,779,404
Liabilities
Payables for
Distributions	$31,830
Forward foreign currency exchange contracts	3,600
Investments purchased	920,565
Payable to affiliates
Investment adviser	2,483
Transfer agent and dividend disbursing costs	409
Administrative services fee	144
Payable for independent Trustees’ compensation	99,055
Accrued expenses and other liabilities	75,561
Total liabilities		$1,133,647
Net assets		$45,645,757
Net assets consist of
Paid-in capital	$66,184,237
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,108,699)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,364,689)
Accumulated distributions in excess of net investment income	(65,092)
Net assets		$45,645,757
Shares of beneficial interest outstanding		6,800,340
Net asset value per share (net assets of $45,645,757 / 6,800,340 shares of beneficial interest outstanding)		$6.71

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$4,296,131
Dividends	147,667
Dividends from underlying funds	2,642
Total investment income		$4,446,440
Expenses
Management fee	$409,799
Transfer agent and dividend disbursing costs	15,059
Administrative services fee	17,502
Independent Trustees’ compensation	14,847
Stock exchange fee	23,707
Custodian fee	20,168
Shareholder communications	31,658
Auditing fees	60,923
Legal fees	10,546
Miscellaneous	14,468
Total expenses		$618,677
Fees paid indirectly	(68)
Reduction of expenses by investment adviser	(242)
Net expenses		$618,367
Net investment income		$3,828,073
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(4,497,731)
Swap transactions	(537,724)
Foreign currency transactions	(54,319)
Net realized gain (loss) on investments and foreign currency transactions		$(5,089,774)
Change in unrealized appreciation (depreciation)
Investments	$13,697,011
Swap transactions	352,399
Translation of assets and liabilities in foreign currencies	(14,938)
Net unrealized gain (loss) on investments and foreign currency translation		$14,034,472
Net realized and unrealized gain (loss) on investments and foreign currency		$8,944,698
Change in net assets from operations		$12,772,771

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2009	2008
Change in net assets
From operations
Net investment income	$3,828,073	$4,203,975
Net realized gain (loss) on investments and foreign currency transactions	(5,089,774)	(9,703,648)
Net unrealized gain (loss) on investments and foreign currency translation	14,034,472	(14,558,399)
Change in net assets from operations	$12,772,771	$(20,058,072)
Distributions declared to shareholders
From net investment income	$(3,705,256)	$(4,123,108)
From tax return of capital	—	(1,430,050)
Total distributions declared to shareholders	$(3,705,256)	$(5,553,158)
Change in net assets from fund share transactions	$(369,604)	$1,509
Total change in net assets	$8,697,911	$(25,609,721)
Net assets
At beginning of period	36,947,846	62,557,567
At end of period (including accumulated distributions in excess of net investment income of $65,092 and undistributed net investment income of $209,883, respectively)	$45,645,757	$36,947,846

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$5.36	$9.08	$9.52	$9.66	$10.12
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.61	$0.55	$0.56	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	1.32	(3.52)	(0.02)	0.26	(0.04)
Total from investment operations	$1.88	$(2.91)	$0.53	$0.82	$0.56
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.60)	$(0.89)	$(0.59)	$(0.72)
From net realized gain on investments	—	—	(0.08)	—	—
From tax return of capital	—	(0.21)	—	(0.37)	(0.30)
Total distributions declared to shareholders	$(0.54)	$(0.81)	$(0.97)	$(0.96)	$(1.02)
Net increase from repurchase of capital shares	$0.01	$—	$—	$—	$—
Net asset value, end of period	$6.71	$5.36	$9.08	$9.52	$9.66
Per share market value, end of period	$6.23	$4.75	$8.44	$10.91	$10.85
Total return at market value (%)	46.76	(36.80)	(14.74)	10.88	2.77
Total return at net asset value (%) (r)(s)	40.08	(33.71)	5.11	8.66	4.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.47	1.27	1.37	1.37
Expenses after expense reductions (f)	1.64	1.47	1.27	1.37	1.37
Net investment income	10.17	7.85	5.70	5.82	5.95
Portfolio turnover	78	91	76	72	47
Net assets at end of period (000 omitted)	$45,646	$36,948	$62,558	$65,044	$65,478
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Special Value Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through December 17, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an

Notes to Financial Statements – continued

evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial

Notes to Financial Statements – continued

condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$10,708,018	$56,791	$5,320	$10,770,129
United Kingdom	363,472	—	—	363,472
Finland	159,012	—	—	159,012
Canada	14,400	—	—	14,400
Non-U.S. Sovereign Debt	—	366,774	—	366,774
Corporate Bonds	—	24,921,025	—	24,921,025
Commercial Mortgage-Backed Securities	—	1,595,665	—	1,595,665
Asset-Backed Securities (including CDOs)	—	31,572	—	31,572
Foreign Bonds	—	4,100,161	—	4,100,161
Bank Loans	—	1,795,377	—	1,795,377
Mutual Funds	400,012	—	—	400,012
Total Investments	$11,644,914	$32,867,365	$5,320	$44,517,599

Other Financial Instruments
Forward Currency Contracts	$—	$(3,053)	$—	$(3,053)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/08	$162,975
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(83,479)
Net purchases (sales)	8,496
Transfers in and/or out of Level 3	(82,672)
Balance as of 10/31/09	$5,320

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts not Accounted for as Hedging Instruments Under ASC 815	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	$547	Payable for forward foreign currency exchange contracts	$3,600

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Foreign Currency Transactions	Swap Transactions	Total
Foreign Exchange Contracts	$(49,282)	$—	$(49,282)
Credit Contracts	—	(537,724)	(537,724)
Total	$(49,282)	$(537,724)	$(587,006)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Foreign Exchange Contracts	$(19,641)	$—	$(19,641)
Credit Contracts	—	352,399	352,399
Total	$(19,641)	$352,399	$332,758

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in

Notes to Financial Statements – continued

the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by

Notes to Financial Statements – continued

corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund

Notes to Financial Statements – continued

and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2009, there were no securities on loan.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At October 31, 2009, the portfolio had unfunded loan commitments of $9,356, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will

Notes to Financial Statements – continued

be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 10% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, foreign currency transactions, and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/09	10/31/08
Ordinary income (including any short-term capital gains)	$3,705,256	$4,123,108
Tax return of capital (a)	—	1,430,050
Total distributions	$3,705,256	$5,553,158

(a)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/09
Cost of investments	$50,499,860
Gross appreciation	2,381,402
Gross depreciation	(8,363,663)
Net unrealized appreciation (depreciation)	$(5,982,261)
Undistributed ordinary income	221,172
Capital loss carryforwards	(14,488,216)
Other temporary differences	(289,175)

As of October 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/16	$(9,776,970)
10/31/17	(4,711,246)
$(14,488,216)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the fund’s average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 1.09% of the fund’s average daily net assets.

Effective November 1, 2009, the investment advisor has agreed to reduce the aggregate management fee to an annual rate of 0.90% of the fund’s average daily net assets. This reduction will continue until modified by the fund’s Board of Trustees, but such a reduction will continue at least until October 31, 2010.

Notes to Financial Statements – continued

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2009, these fees paid to MFSC amounted to $5,122. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2009, these costs amounted to $11.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.0465% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $4,221 and the Retirement Deferral plan resulted in a net decrease in expense of $573. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2009. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $90,186 at October 31, 2009, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $7,458 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $455 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $242, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $28,073,243 and $28,242,820, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 88,100 shares of

Notes to Financial Statements – continued

beneficial interest during the year ended October 31, 2009 at an average price per share of $4.20 and a weighted average discount of 17.06% per share. Transactions in fund shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08
	Shares	Amount	Shares	Amount
Treasury shares reacquired	(88,100)	$(369,604)	—	$—

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2009, the fund’s commitment fee and interest expense were $539 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	16,282,571	(15,882,559)	400,012

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,642	$400,012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the Fund), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2009

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 8, 2009, the following actions were taken:

Item 1. To elect a Board of Trustees:

	Number of Shares
Nominee	For	Abstain
Robert E. Butler	5,755,655.58	313,141.66
David H. Gunning	5,754,453.58	314,343.66
Robert C. Pozen	5,729,516.58	339,280.66
J. Dale Sherratt	5,669,551.58	339,245.66

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On October 20, 2009, Maria F. Dwyer, as President and Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2008 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 3rd out of a total of 3 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 3rd out of a total of 3 funds for the one-year period and 2nd out of a total of 2 funds for the five-year period ended December 31, 2008. Given the size of the

Board Review of Investment Advisory Agreement – continued

Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for each of the one, three and five-year periods ended December 31, 2008 (one-year: -36.3% total return for the Fund versus -29.0% total return for the benchmark; three-year: -12.0 total return for the Fund versus -6.0% total return for the benchmark; five-year: -4.6% total return for the Fund versus -0.3% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MFV

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2009 and 2008, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Special Value Trust	41,940	40,937

For the fiscal years ended October 31, 2009 and 2008, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Special Value Trust	10,000	10,000	8,463	8,963	0	0
To MFS and MFS Related Entities of MFS Special Value Trust*	0	0	0	0	0	0

	2009		2008
Aggregate fees for non-audit services:
To MFS Special Value Trust, MFS and MFS Related Entities#	553,503		230,216

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting

Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Special Value Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
John F. Addeo	Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1998.

David P. Cole	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Brooks A. Taylor	Portfolio Manager	September 2009	Investment Officer of MFS; employed in the investment area of MFS since 1996.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
John F. Addeo	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds

David P. Cole	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2009. The following dollar ranges apply:

N.	None

A.	$1 - $10,000

B.	$10,001 - $50,000

C.	$50,001 - $100,000

D.	$100,001 - $500,000

E.	$500,001 - $1,000,000

F.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
John F. Addeo	N
David P. Cole	N
Brooks A. Taylor	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended October 31, 2009 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Addeo	14	$4.1 billion	5	$1.1 billion	0	N/A
David P. Cole	11	$3.8 billion	2	$430.5 million	0	N/A
Brooks A. Taylor	11	$14.8 billion	0	N/A	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Special Value Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/08-11/30/08	32,800	3.75	32,800	656,044
12/01/08-12/31/08	0	N/A	0	656,044
1/01/09-1/31/09	0	N/A	0	656,044
2/01/09-2/28/09	23,900	4.20	23,900	632,144
3/01/09-3/31/09	0	N/A	0	685,564
4/01/09-4/30/09	21,300	4.31	21,300	664,264
5/01/09-5/31/09	0	N/A	0	664,264
6/01/09-6/30/09	0	N/A	0	664,264
7/01/09-7/31/09	10,100	5.41	10,100	654,164
8/01/09-8/31/09	0	N/A	0	654,164
9/01/09-9/30/09	0	N/A	0	654,164
10/01/09-10/31/09	0	N/A	0	654,164

Total	88,100		88,100

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2009 plan year is 685,564.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2009

*	Print name and title of each signing officer under his or her signature.